UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): January 3, 2005


                               ARADYME CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-50038             33-0619254
-------------------------------   -----------------------    -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                  677 E 700 S, Suite 201
                     American Fork, UT                       84003
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip code)


                                  801-756-9585
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              (Registrant's telephone number, including area code)


                                       n/a
          -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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              ITEM 1.01--ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 3, 2005, Aradyme Corporation established a $200,000 credit facility with an unaffiliated private lender to provide flexible bridge financing as it expands its activities.

         Under the terms of the definitive agreement (the "Agreement"), which was dated December 29, 2004, interest will accrue on amounts drawn on the line of credit at the rate of 15% per annum, and the total outstanding principal and accrued interest is payable on November 15, 2005, or at any time prior to that date at Aradyme's option.

         As consideration for granting the line of credit, Aradyme issued 25,000 shares of restricted common stock to the lender and a warrant to purchase an additional 200,000 shares of restricted Aradyme common stock at an exercise price of $0.80 per share, which was the closing price of Aradyme's common stock on November 15, 2004, the date on which the parties negotiated the principal business terms of the definitive agreement.

         Subject to acceptance by Aradyme, the lender may convert any amount of principal and accrued interest into restricted Aradyme common stock at the same price at which the warrant may be exercised. If Aradyme determines in good faith that it is unable to repay amounts advanced under the line of credit when they become due, Aradyme has the right to convert the principal and accrued interest into restricted Aradyme common stock at a rate calculated based upon the average closing price of the common stock on the 20 trading days preceding the November 15, 2005, due date.

         In the event the lender fails or refuses to advance funds requested by Aradyme under the line of credit within two business days of such a request, the lender's right to convert the principal and accrued interest into restricted Aradyme common stock and the lender's right to exercise the warrant shall be extinguished.


                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number             Title of Document                             Location
-------------- ----------------------------------------------------- -----------

     10        Material Contracts
-------------- -----------------------------------------------------
    10.01      Securities Purchase Agreement between                 Attached
               Aradyme Corporation and Shan Lassig dated
               December 29, 2004, effective November 15, 2004

    10.02      Form of Convertible Promissory Note                   Attached

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ARADYME CORPORATION
                                                     Registrant


Dated:  January 5, 2005                              By  /s/ Scott A. Mayfield
                                                        ------------------------
                                                        Scott A. Mayfield,
                                                        Chief Financial Officer

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